================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                (AMENDMENT NO. 2 TO FORM 8-K FILED JULY 15, 2002)

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JULY 1, 2002


                               TXU EUROPE LIMITED

             (Exact name of registrant as specified in its charter)


     ENGLAND AND WALES              001-15709                    98-0188080

(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


          THE ADELPHI, 1-11 JOHN ADAM STREET, LONDON, ENGLAND WC2N 6HT (Address of principal executive offices, including zip code)


    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - 011-44-207-879-8081


================================================================================

     TXU Europe Limited (TXU Europe) hereby amends its Current Report on Form 8-K, dated July 15, 2002, as heretofore amended by its Form 8-K/A, dated September 16, 2002, as set forth herein.

     Pro forma financial information for TXU Europe as of June 30, 2002 has been excluded from this document as it is management's view that to include it would be misleading. Reference is made to TXU Europe's Form 8-K, dated November 5, 2002, for information concerning recent developments affecting TXU Europe.

                           FORWARD-LOOKING STATEMENTS

     This report and other presentations made by TXU Europe contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although TXU Europe believes that in making any such statement its expectations are based on reasonable assumptions, any such statement involves uncertainties and is qualified in its entirety by reference to factors contained in the Forward-Looking Statements sections of
Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in TXU Europe's Annual Report on Form 10-K for the year ended December 31, 2001 and of Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations in TXU Europe's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, that could cause the actual results of TXU Europe to differ materially from those projected in such forward-looking statements.

     Any forward-looking statement speaks only as of the date on which such statement is made. TXU Europe does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time. It is not possible for TXU Europe to predict all of such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

INDEX TO FINANCIAL INFORMATION

                                                                            PAGE
                                                                            ----

ITEM 7(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED
-----------------------------------------------------

Financial Statements of Braunschweiger Versorgungs AG (BVAG):

   Auditors' Report ......................................................    5

   Income Statement for the Period from January 1 to December 31, 2001 ...    6

   Balance Sheet as at December 31, 2001 .................................    7

   Notes to the Financial Statements......................................    9

   Unaudited Condensed Statement of Income for the Six Months
     Ended June 30, 2002..................................................   20

   Unaudited Condensed Balance Sheet as at June 30, 2002..................   21

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

          On July 1, 2002, TXU Europe acquired, through its subsidiary TXU Europe Energy Trading Limited, a 74.9% ownership interest in Braunschweiger Versorgungs-Aktiengesellschaft (BVAG), a wholly-owned subsidiary of Stadtwerke Braunschweig GmbH (Stadtwerke Braunschweig), and three minority interest investments for (euro)434 million ((pound)280 million) in cash.

          BVAG is a German utility that supplies 210,000 residential, commercial and industrial customers with electricity, gas heating and water in the Braunschweig area, 43 miles east of Hannover in central Germany. Stadtwerke Braunschweig retained the remaining 25.1 percent ownership interest. Under the terms of the acquisition agreement, Stadtwerke Braunschweig has the annual right until January 1, 2006, to sell its remaining 25.1% ownership interest to TXU Europe for (euro)129 million ((pound)83 million). The transaction was approved by the European Commission and became effective July 1, 2002. The investment in BVAG complements TXU Europe's majority ownership in Germany's Statdwerke Kiel AG and its ownership of Ares Energie GmbH, a retail company based in Berlin. TXU Europe's holdings in BVAG and Kiel are subject to various preemptive and other rights on behalf of the other shareholder in each venture, should these holdings be sold. This BVAG transaction brings TXU Europe's German residential, commercial and industrial customer base to more than 650,000.

          Financing for the acquisition was provided as follows: proceeds of a sale of TXU Europe equity to TXU Corp. in the amount of (euro)260 million ((pound)178 million) and borrowings from TXU Europe's existing Revolving Credit Facilities Agreement with Barclays Capital, J.P. Morgan PLC, Salomon Brothers International Limited and the Royal Bank of Scotland in the amount of (euro)174 million ((pound)112 million).

          The following financial statements for BVAG have been prepared in accordance with accounting principles as prescribed by Handelsgesetzbuch
     (HGB) (German GAAP). A summary of the significant differences between German GAAP and accounting principles generally accepted in the United States of America (US GAAP), as they relate to the financial statements of BVAG, is set forth in Note 6 to BVAG's financial statements.

AUDITORS' REPORT

We have audited the annual financial statements, together with the bookkeeping system, and the management report of the Company Braunschweiger Versorgungs-Aktiengesellschaft for the business year from January 1 to December 31, 2001. The maintenance of the books and records and the preparation of the annual financial statements and management report in accordance with German commercial law are the responsibility of the Company's management. Our responsibility is to express an opinion on the annual financial statements, together with the bookkeeping system, and the management report based on our audit.

We conducted our audit of the annual financial statements in accordance with ss. 317 HGB ("Handelsgesetzbuch": "German Commercial Code") and the German generally accepted standards for the audit of financial statements promulgated by the Institut der Wirtschaftsprufer as well as in accordance with Auditing Standards generally accepted in the United States of America. Those standards require that we plan and perform the audit such that misstatements materially affecting the presentation of the net assets, financial position and results of operations in the annual financial statements in accordance with (German) principles of proper accounting and in the management report are detected with reasonable assurance. Knowledge of the business activities and the economic and legal environment of the Company and evaluations of possible misstatements are taken into account in the determination of audit procedures. The effectiveness of the accounting-related internal control system and the evidence supporting the disclosures in the books and records, the annual financial statements and the management report are examined primarily on a test basis within the framework of the audit. The audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the annual financial statements and management report. We believe that our audit provides a reasonable basis for our opinion.

Our audit has not led to any reservations.

In our opinion, the annual financial statements give a true and fair view of the net assets, financial position and results of operations of the Company in accordance with (German) principles of proper accounting. On the whole the management report provides a suitable understanding of the Company's position and suitably presents the risks of future development.


Hanover, October 25, 2002
111293/kr


DELOITTE & TOUCHE GmbH
Wirtschaftsprufungsgesellschaft

BRAUNSCHWEIGER VERSORGUNGS-AKTIENGESELLSCHAFT, BRAUNSCHWEIG

INCOME STATEMENT FOR THE PERIOD FROM JANUARY 1 TO DECEMBER 31, 2001

                                                                          EUR
                                                ------------------------------------------------------
1.  Sales revenues                                 281,438,833.59
    ./. electricity tax                            -12,671,810.79
                                                ------------------
                                                                     268,767,022.80

2.  Increase of work in progress                                           9,614.47
3.  Other own work capitalized                                           336,929.90
4.  Other operating income                                             8,225,166.82
                                                                  ------------------
                                                                                       277,338,733.99

5.  Cost of materials
a)  Cost of raw materials and supplies and
     of purchased merchandise                      131,666,156.60
b)  Cost of purchased services                      35,798,852.65
                                                ------------------
                                                                     167,465,009.25
6.  Personnel expenses
a)  Wages and salaries                              16,283,425.89
b)  Social security and other pension costs          4,503,196.53
     of which in respect of old age pension     ------------------
     EUR 1,124,551.26 (TEUR 1,388)                                    20,786,622.42
7.  Depreciation of intangible assets and
     of property, plant and equipment                                 19,255,566.80
8.  Other operating expenses                                          32,248,253.33
                                                                  ------------------
                                                                                       239,755,451.80
                                                                                    ------------------
                                                                                        37,583,282.19

9.  Income from shareholdings                                            602,140.24
     of which from affiliated companies
     EUR 602,140.24 (TEUR 783)
10. Income from profit transfer agreement                                366,394.72
11. Income from other securities and long
     term investments                                                  2,081,718.46
12. Other interest and similar income                                    115,080.31
13. Interest and similar expenses                                      3,284,153.75
     of which to affiliated companies
     EUR 3,224,050.95 (TEUR 3,121)
                                                                  ------------------
                                                                                          -118,820.02
                                                                                    ------------------
14. Income from ordinary activities                                                     37,464,462.17
15. Other taxes                                                                            294,595.38
16. Profits transferred due to profit
     transfer agreement                                                                 37,169,866.79
                                                                                    ------------------
17. Net income for the year / Balance sheet
      profit                                                                                     0.00
                                                                                    ==================


See Notes to the Financial Statements

BRAUNSCHWEIGER VERSORGUNGS-AKTIENGESELLSCHAFT, BRAUNSCHWEIG

BALANCE SHEET AS AT DECEMBER 31, 2001

ASSETS

                                                                          EUR
                                                ------------------------------------------------------
A.  Fixed Assets

I.  Intangible assets
    Concessions, industrial rights and
     similar rights and assets                                           969,450.83

II. Property, plant and equipment
    1. Land, land rights and buildings
       including buildings on third party land      31,224,672.15
    2. Technical equipment and machines            104,543,216.92
    3. Other equipment, operating and
       business equipment                            6,622,590.88
    4. Payment on account and assets under
       construction                                  1,441,011.42
                                                ------------------
                                                                     143,831,491.37

III. Financial assets
    1. Shares in affiliated companies                  127,500.00
    2. Shareholdings                                19,178,276.57
    3. Long term investments                        10,836,613.20
    4. Other loans and business shares                 939,860.69
                                                ------------------
                                                                      31,082,250.46
                                                                  ------------------
                                                                                       175,883,192.66
B.  Current assets

I.  Inventories
    1. Raw materials and supplies                    3,485,245.38
    2. Work in progress                                441,453.51
    3. Finished goods                                    9,039.13
                                                ------------------
                                                                       3,935,738.02

II. Receivables and other assets
    1. Trade receivables                            90,087,155.17
    2. Receivables from affiliated companies        51,691,820.42
    3. Receivables from companies in which           6,593,349.37
       participations are held
    4. Other assets                                 12,330,029.45
                                                ------------------
                                                                     160,702,354.41

III. Cash in hand bank balances                                          968,400.71
                                                                  ------------------
                                                                                       165,606,493.14

C.  Prepaid expenses                                                                        35,297.09
                                                                                    ------------------
                                                                                       341,524,982.89
                                                                                    ==================


                                       7


EQUITY AND LIABILITIES
                                                                 EUR
                                                ------------------------------------
A.  Equity

I.  Subscribed capital                              61,355,025.74

II. Capital reserve                                  8,683,705.13

III. Revenue reserves
    1. Statutory reserve                             6,135,502.57
    2. Other revenue reserve                        80,793,764.28
                                                ------------------
                                                                     156,967,997.72

B.  Special item for investment grant                                  1,617,511.75

C.  Earnings contributions received                                    6,786,581.64

D.  Accruals
    1. Pension accruals                                974,443.07
    2. Other accruals                               17,690,984.74
                                                ------------------
                                                                      18,665,427.81

E.  Liabilities
    1. Payment received on account                  71,689,758.87
    2. Trade payables                               24,691,068.36
    3. Liabilities to affiliated companies          55,663,414.55
    4. Liabilities to companies in which             1,292,811.80
       participations are held
    5. Other liabilities                             4,150,369.48
       of which from taxes
       EUR 3,032,225.03 (TEUR 261)
                                                                     157,487,423.06

D.  Deferred income                                                           40.91
                                                                  ------------------
                                                                     341,524,982.89
                                                                  ==================


See Notes to the Financial Statements

NOTES TO THE FINANCIAL STATEMENTS


I.   PRINCIPLES: ANNUAL FINANCIAL STATEMENTS

1.   GENERAL EXPLANATIONS

     The annual financial statements of BRAUNSCHWEIGER VERSORGUNGS-AG are included in the consolidated accounts of Stadtwerke Braunschweig GmbH in accordance with Section 294 HGB.

     Disclosures concerning individual items of the balance sheet or the income statement that can be made optionally in the Notes are included here.

     The income statement was prepared using the cost of production method.

2.   ACCOUNTING AND VALUATION METHODS

     INTANGIBLE ASSETS are stated at acquisition costs net of scheduled straight line depreciation.

     PROPERTY, PLANT AND EQUIPMENT is valued at acquisition or manufacturing costs whereby adequate overhead rates were applied for own services.

     Where admissible under tax law, fixed assets, with the exception of the new construction, "Heizkraftwerk Mitte" and the plants from the take-over of supply areas, were depreciated using the declining balance method, with transition to the straight line method as far as this results in higher annual depreciation amounts. Addition to moveable assets acquired during the first six months of the year are depreciated at the full annual rate, those acquired in the second half of the year at half rates. Low value items are written down completely in the year of acquisition.

     SHAREHOLDINGS AND LONG TERM INVESTMENTS are stated at acquisition costs.

     OTHER LOANS are stated at nominal values.

     INVENTORIES are valued at net book values on the basis of the lower of cost or market principle.

     WORK IN PROGRESS is stated at manufacturing costs including adequate overhead rates.

     RECEIVABLES AND OTHER ASSETS are reported taking recognisable loan loss risks into account.

     FOREIGN CURRENCY credit balances are translated at the rate applicable on the balance sheet date.

     EARNINGS CONTRIBUTIONS RECEIVED (and carried as a liability item) until 31.12.1991, are released at 5 % at an annual basis in favour of sales revenues. Earnings contributions recognised as from 1.1.1992, are deducted from acquisition or manufacturing costs.

     The SPECIAL ITEM FOR INVESTMENT GRANTS pursuant to Section 4a InvZulG, is released at 5% annually.

     ACCRUALS FOR PENSIONS have been determined on the basis of actuarial principles using an annual interest rate of 6%, in accordance with the Prof. Heubeck "Mortality tables 98".

     The ACCRUAL FOR ANTICIPATED LOSSES amounting to TEUR 501 and relating to electricity sales transactions was calculated on a full cost basis.

     In order to account for large audits at the heat power stations, an EXPENSE ACCRUAL was set up to the amount of TEUR 856, pursuant to Section 249 (2) HGB. All recognisable risks are taken into account in OTHER ACCRUALS.

     LIABILITIES are stated at amounts repayable.


II.  NOTES TO THE BALANCE SHEET

     The classification and development of FIXED ASSETS summarized in the balance sheet are reflected in the Schedule of Fixed Assets.

     The shares in Uberlandwerk Braunschweig GmbH (TEUR 4) have been reclassified from long term investments to other loans and business shares.

     Of TRADE RECEIVABLES to the amount of TEUR 90,087, the amount of TEUR 69 is due in more than one year.

     Of RECEIVABLES FROM COMPANIES IN WHICH PARTICIPATIONS ARE HELD to the amount of TEUR 6.593 the amount of TEUR 1.118 is due in more than one year.

     Of OTHER ASSETS to the amount of TEUR 12,844, the amount of TEUR 27 is due in more than one year.

     The Company's CAPITAL STOCK of DM 120 million (TEUR 61,355) consists of 120,000 registered shares at a nominal value of DM 1,000 each; it is held by Stadtwerke Braunschweig GmbH.

     OTHER ACCRUALS have been set up to account for settlement obligations (TEUR 1,329), year end closing costs (TEUR 204), large audits at the heat power stations (TEUR 856), for maintenance work not carried out (TEUR 1,481), exchange of electricity meters (TEUR 869), invoices outstanding (TEUR 2,246), anticipated losses (TEUR 501), and for commitments in the field of personnel (TEUR 7,568); the latter includes an accrual for early retirement to the amount of TEUR 6,812.

     EMPLOYEES are insured in accordance with Section 4 of the Federal Collective Pension Agreement for Public Employees (at federal, state and community level) with the Federal and State Pension Fund (Versorgungskasse des Bundes und der Lander = VBL). If there are any gaps in cover, membership in VBL may constitute an indirect pension commitment pursuant to Section 28 EGHGB. At present, disclosure on the existence or the amount of short coverage is not possible since the respective disclosures have not been made available by VBL. The VBL allocation rate since 1.1.2002 is 7.86 % (formerly 7.70 %). In order to compensate for under-accruals not covered by the current allocation, additional, tax-exempt reorganisation charges have to be paid as from 1.1.2002. The total amount of the additional financing expense is 2 % of the sum total of the compensation, subject to the supplementary benefits. The sum total of wages and salaries subject to allocation was EUR 13.5 million in financial year 2001.

     LIABILITIES

                                               ===========================================
                                                           OF WHICH AT RESIDUAL TERMS OF
                                                         ---------------------------------
                                                             UP TO 1 YEAR   MORE THAN
                                                  TOTAL          TEUR        5 YEARS
                                                  TEUR                         TEUR
                                               -------------------------------------------
     Payments received on account                71,690         71,685             5

     Trade payables                              24,691         24,664             -

     Liabilities to companies in which
     participations are held                        504            504

     Liabilities to affiliated companies         55,663          4,772        37,520

     Other liabilities                            4,150          4,150             -
                                               -------------------------------------------
                                                156,698        105,775        37,525
                                               ===========================================

     Trade payables include TEUR 435 vis a vis shareholding companies (Niedersachsische Verfrachtungsgesellschaft mbH TEUR 43, Harzwasserwerke GmbH TEUR 391).

III. NOTES TO THE INCOME STATEMENT

          Sales revenues are classified as follows:

                                  ===============================
                                       2001            2000
                                       TEUR            TEUR
                                  -------------------------------
     SALE OF ELECTRICITY              121,020         113,781

     SALE OF HEAT                      36,432          27,931

     SALE OF NATURAL GAS               64,244          44,994

     SALE OF  WATER                    19,797          19,532

     OTHER SALES REVENUES              27,274          17,328
                                  -------------------------------
                                      268,767         223,566
                                  ===============================

     SALES REVENUES include the amount of TEUR 741 concerning income for the previous year from the adjustment of consumption allocation.

     OTHER OPERATING INCOME includes TEUR 536 from the release of the special item for investment grants. Previous year's amounts relate, at TEUR 2,606, to the release of accruals, TEUR 1.383 to cost recovery, TEUR 40 to receivables charged out in the previous year and TEUR 254 to the charge out of liabilities.

     COST OF MATERIALS include the amount of TEUR 623 concerning mineral oil tax refunds for previous years.


IV.  DISCLOSURES PURSUANT TO SECTION 9 ENWG

     The new Energy Industry Law (EnWG) governing implementation of the European electricity directive came into effect on 29 April 1998. Section 9 of this law stipulates the accounting of integrated electricity companies, specifically the "unbundling" obligation. The term means the accounting-based corporate divestment into the activities: generation, transfer and distribution as well as activities outside the field of electricity.

     The unbundling approach of Braunschweiger Versorgungs-AG in terms of accounting is based on the following corporate activities:


OTHER ACTIVITIES

     Other activities include all activities associated with gas, water, district heat and the joint area.

ELECTRICITY DISTRIBUTION

     All activities associated with electricity and electricity distribution are recorded here.

REMARKS

     The contents of balance sheet items are largely allocated on the basis of individual accounts. Expenses and income in the income statement have been determined on the basis of cost centres and cost carriers. Where allocation would have required inappropriately high efforts, formulas were used which permit appropriate allocation to individual activities. In detail, the following were applied:

          - Fixed asset formula according to residual book values
          - Cash Flow formula
          - Personnel formula
          - Sales formula
          - Materials formula

     TRANSACTIONS WITH ASSOCIATED OR AFFILIATED COMPANIES

     In accordance with Section 9 (4) EnWG, larger scale transactions with associated or affiliated companies are to be presented. In financial year 2001, Braunschweiger Versorgungs-AG carried out significant transactions with companies within the meaning of this regulation on the basis of the following contracts:

- Corporate agreement concluded on 21.12.1999, with Energienetze Braunschweig GmbH. The object of the company is the operation of electricity, natural gas and water supply networks and all services associated therewith, and other technical services.

BALANCE SHEET OF BRAUNSCHWEIGER VERSORGUNGS-AG
BY ACTIVITY
AS AT DECEMBER 31, 2001

ASSETS
                                                      Other           Electricity     Internal
                                                      Activities      Distribution    Clearing
                                                                      (EUR)
A. Assets

I.   Intangible assets
     1. Concessions, industrial rights and
        similar rights and assets                        899,314.88       70,135.95          0.00       969,450.83

II.  Property, plant and equipment
     1. Land, land rights and buildings
        including buildings on third party land       28,311,986.87    2,912,685.28          0.00
     2. Technical equipment and machines              80,309,811.69   24,233,405.23          0.00
     3. Other equipment, operating and
        business equipment                             6,583,555.30       39,035.58          0.00
     4. Payment on account and assets under
        construction                                   1,177,480.66      263,530.76          0.00   143,831,491.37

III. Financial assets
     1. Shares in affiliated companies                   127,500.00            0.00          0.00
     2. Shareholdings                                 19,178,276.57            0.00          0.00
     3. Long term investments                         10,836,613.20            0.00          0.00
     4. Other loans and business shares                  937,895.38        1,965.31          0.00    31,082,250.46

                                                     148,362,434.55   27,520,758.11          0.00   175,883,192.66


                                       13


B. Current assets

I.   Inventories
     1. Raw materials and supplies                     3,153,316.70      331,928.68          0.00
     2. Work in progress                                 307,461.19      133,992.32          0.00
     3. Finished goods                                     9,039.13            0.00          0.00     3,935,738.02

II. Receivables and other assets
     1. Trade receivables                             42,156,243.90   47,930,911.27          0.00
     2. Receivables from affiliated companies         43,261,016.79    8,430,803.63          0.00
     3. Receivables from companies in which
        participations are held                        2,560,938.27    4,032,411.10          0.00
     4. Other assets                                  10,235,930.28    2,094,099.17          0.00   160,702,354.41

III. Cash in hand
     Bank balances                                       779,562.57      188,838.14          0.00       968,400.71
                                                     102,463,508.83   63,142,984.31          0.00   165,606,493.14

C. Receivables from other company divisions              884,775.90            0.00   -884,775.90             0.00

D. Prepaid expenses                                       28,283.76        7,013.33          0.00        35,297.09


                                                     251,739,003.04   90,670,755.75   -884,775.90   341,524,982.89


EQUITY AND LIABILITIES
                                                      Other           Electricity     Internal
                                                      Activities      Distribution    Clearing
                                                                      (EUR)
A. Equity

I.   Subscribed capital                               50,004,345.98   11,350,679.76          0.00    61,355,025.74

II.  Capital reserve                                   7,077,219.68    1,606,485.45          0.00     8,683,705.13

III. Revenue reserves
     1. Statutory reserve                              5,000,434.59    1,135,067.98          0.00
     2. Other revenue reserve                         65,764,130.02   15,029,634.26          0.00    86,929,266.85

IV.  Kapitalveranderungen                               -204,897.95      204,897.95          0.00             0.00
                                                     127,641,232.32   29,326,765.40          0.00   156,967,997.72

B. Special item for investment grant                   1,617,511.75            0.00          0.00     1,617,511.75

C. Earnings contributions received                     4,851,341.87    1,935,239.77          0.00     6,786,581.64

D. Accruals
     1. Pension accruals                                 972,396.74        2,046.33          0.00
     2. Other accruals                                13,297,889.34    4,393,095.40          0.00    18,665,427.81

E. Liabilities
     1. Payment received on account                   35,811,855.27   35,877,903.60          0.00
     2. Trade payables                                18,600,476.78    6,090,591.58          0.00
     3. Liabilities to affiliated companie  s         46,924,258.49    8,739,156.06          0.00
     4. Liabilities to companies in which              1,292,811.80            0.00          0.00
        participations are held
     5. Other liabilities                                729,187.77    3,421,181.71          0.00   157,487,423.06

F. Liabilities to other company divisions                      0.00      884,775.90   -884,775.90             0.00

D. Deferred income                                            40.91            0.00          0.00            40.91


                                                     251,739,003.04   90,670,755.75   -884,775.90   341,524,982.89

INCOME STATEMENT
BY ACTIVITY
BRAUNSCHWEIGER VERSORGUNGS-AG
FOR THE PERIOD JANUARY 1, 2001 TO DECEMBER 31, 2001

                                                      Other           Electricity
                                                      Activities      Distribution
                                                                      (EUR)
1.  Sales revenues                                   131,505,370.68   137,261,652.12   268,767,022.80

2.  Increase/decrease in the finished goods
     and work in progress inventory                       39,924.20       -30,309.73         9,614.47

3.  Other own work capitalized                           336,929.90             0.00       336,929.90

4.  Internal proceeds                                 30,084,658.06             0.00    30,084,658.06

5.  Other operating income                             4,809,373.41     3,415,793.41     8,225,166.82

6.  Cost of materials
    a) Cost of raw materials and supplies and
       of purchased merchandise                       64,889,363.26    66,776,793.34
    b) Cost of purchased services                     20,195,996.57    15,602,856.08   167,465,009.25

7.  Personnel expenses
    a) Wages and salaries                             16,261,971.48        21,454.42
    b) Social security and other pension costs         4,480,461.78        22,734.74    20,786,622.42

8.  Depreciation of intangible assets and of
     property, plant and equipment                    15,527,748.40     3,727,818.40    19,255,566.80

9.  Other operating expenses                          20,938,880.59    11,309,372.74    32,248,253.33

10. Internal charges                                           0.00    30,084,658.06    30,084,658.06

11. Income from shareholdings                            602,140.24             0.00       602,140.24

12. Income from profit transfer agreement                366,394.72             0.00       366,394.72

13. Income from securities and long term
     investments                                       2,081,718.46             0.00     2,081,718.46

14. Other interest and similar income                    111,843.83         3,236.48       115,080.31

15. Interest and similar expenses                      2,619,840.42       664,313.33     3,284,153.75

16. Income from ordinary activities                   25,024,091.00    12,440,371.17    37,464,462.17

17. Other taxes                                          246,660.66        47,934.72       294,595.38

18. Profits transferred due to profit transfer
     agreement                                        24,777,430.34    12,392,436.45    37,169,866.79

19. Net income for the year / Balance sheet                    0.00             0.00             0.00
       profit

V.   ADDITIONAL DISCLOSURES

1.   SHAREHOLDINGS AND COMPANY COMBINATIONS

     =================================================================================
          SHAREHOLDING/
           HEAD OFFICE             EQUITY             SHARE          LAST RESULT FOR
                                                                        THE YEAR
                                              ----------------------------------------
                                    TEUR          TEUR      %        YEAR      TEUR
     ---------------------------------------------------------------------------------
     Gemeinschafts-
     Kraftwerk
     Hannover-
     Braunschweig
     GmbH,
     Hannover                          27            9   33 1/3      2001         -


     BCC- Braunschweiger
     Communication
     Carrier GmbH                   1,848        1,023       40      2001     G 515

     Energienetze
     Braunschweig
     GmbH                             483          128       51      2001     G 176
     =================================================================================

     The result of Gemeinschaftskraftwerk Hannover-Braunschweig GmbH is transferred to its shareholders through Kraftwerksgesellschaft GbR by means of a profit/loss transfer agreement.

2.   COMPOSITION OF CORPORATE BODIES, ASSOCIATED EXPENSES INCURRED

     The sole SHAREHOLDER is Stadtwerke Braunschweig GmbH.

     Mr. Kurt Lange was a member of the BOARD (from 1.1.2001).

     The SUPERVISORY BOARD consisted of the following members:

Gerhard Glogowski (Chairman; until 17.12.2001), Certified Economist
Dr. Gert Hoffmann (Chairman, from 17.12.2001), Mayor
Karl-Heinz Werner (first deputy Chairman; until 17.12.2001), Chairman of the works council
Andrea Pohl (first deputy Chairwoman, from 17.12.2001), Graduate in business economics (Betriebswirtin) (VWA)
Dr. Wolfgang Erb (second deputy Chairman; until 17.12.2001), Certified physician Ulrich Markurth (second deputy Chairman, from 17.12.2001), Certified pedagogue
 (Dipl.-Padagoge)
Dr. Jurgen Bracklein (until 31.01.2001), Town Clerk (Oberstadtdirektor)
Volker Cornelius (until 17.12.2001), Certified engineer (Dipl.-Ingenieur) Eberhard Funke (until 17.12.2001), Heating and ventilation engineer (Heizungs-
 und Luftungsbauermeister)
Dr. Gabriele Heinen-Kljajic (from 17.12.2001), Political scientist (Politologin) Inge Kukelhan (from 17.12.2001), Managing director, rt. (Geschaftsfuhrerin
 i.R).
Klaus Kunne (from 17.12.2001), Master electrician and graduate in skilled trade business economics (Elektromeister und Betriebswirt des Handwerks)
Dr. Udo Kuhlmann (from 01.02.2001 to 17.12.2001), First City Council
Carsten Lehmann (from 17.12.2001), Lawyer
Hans-Jurgen Lettau (from 17.12.2001), Electrical engineer (Starkstromelektriker) Uwe Liedtke (until 17.12.2001), Electrician
Reinhard Manlik (from 17.12.2001), Certified administrative clerk (Dipl.-
 Verwaltungswirt) (FH)
Carsten Muller, Banker and jurist (Bankkaufmann and Jurist)
Dieter Oppermann, Printer (Drucker)
Manfred Pesditschek (until 17.12.2001), Headmaster (Oberstudiendirektor) Siegfried Rackwitz (from 17.12.2001), Headmaster (Oberstudiendirektor)
Peter Schacht (until 17.12.2001), Shift foreman
Peter Schonfeld (from 17.12.2001), Master electrician (Elektromeister)
Gerald Schuba (from 17.12.2001), Foreman
Uwe Schulze, Measuring and control engineer (Mess- und Regelmechaniker)
Wolfgang Sehrt, Certified administrative clerk (Dipl.-Verwaltungswirt)
Gernot Tartsch (until 17.12.2001), Headmaster (Oberstudiendirektor)
Hans-Joachim Vogelbein (until 17.12.2001), Gas and water technician (Gas- and
 Wasserinstallateur)
Alexander Zimmermann (until 17.12.2001), Electrician

     Expenses for the Supervisory Board were EUR 10,839.39.

3.   EMPLOYEES

          Number of employees on an annual average:

                                      =====================================
                                           2001       2000       CHANGES
                                      -------------------------------------
          Salaried employees
            Permanent                       199        200        -   1
            limited in time                  18          9        +   9
            of whom part time staff          32         32            -
                                      -------------------------------------

          Workers
            Permanent                       138        172        -  34
            Limited in time                  14          7        +   7
            of whom part time staff           2          2            -
                                      -------------------------------------
                                            369        388        -  19
                                      =====================================

          The Board is not included here.


4.   REGISTRATION AND HEAD OFFICE OF THE COMPANY

     Stadtwerke Braunschweig GmbH is the parent company. The Head Office is in Braunschweig. The Company is registered in the Commercial Register, Braunschweig Abt. B under No. 655. The exempting consolidated financial statements and the group management report are prepared by Stadtwerke Braunschweig GmbH and deposited at the Braunschweig local court.


     Braunschweig, 23. October 2002

     Braunschweiger Versorgungs-AG

                                                      -The Board-

                                                         Lange

VI.  DIFFERENCES BETWEEN GERMAN GAAP AND US GAAP (UNAUDITED)

The financial statements presented above have been prepared in accordance with German GAAP which differs in certain respects from accounting principles generally accepted in the United States of America (US GAAP). The following is a summary of the principal differences between German GAAP and US GAAP that are significant to BVAG. While this is not a comprehensive listing of all the differences between German GAAP and US GAAP, any omissions are not considered to have a significant effect on the profit or net assets of BVAG.

DEPRECIATION - Under US GAAP, the asset lives are determined by the economic useful life of the asset. Under German GAAP, asset lives are prescribed by the taxing authority and are generally shorter in duration than the actual lives of the assets.

PENSIONS - Under both German GAAP and US GAAP, the cost of providing pension benefits under the defined benefit schemes is charged to the profit and loss account over the employees' service lives. US GAAP requires that the projected benefit obligations be matched against the fair value of the scheme's assets and that adjustments be made to reflect any unrecognized obligations or assets in determining the pension cost or credit for the year.

TREATMENT OF CUSTOMER COPAYMENTS - Under US GAAP, contributions from customers for the construction of property, plant and equipment is treated as a reduction in the depreciable asset. In German GAAP this is treated as an equity contribution.

ACCRUALS FOR MAINTENANCE AND REPAIRS - Accruals for future operation and maintenance expenses are not allowed under US GAAP.

STATEMENT OF CASH FLOWS - Under US GAAP, a statement of cash flows is required to be included when a complete set of financial statements is presented.

INCOME TAX ACCOUNTING - Under US GAAP, the tax effect of affiliate losses used by an affiliate with taxable income is required to be disclosed. Deferred income tax effects of temporary differences in book income and taxable income are required to be provided in the accounts.

FINANCIAL INFORMATION OF BVAG FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------------------------------------

BVAG CONDENSED FINANCIAL STATEMENTS

STATEMENT OF INCOME (UNAUDITED)
-------------------------------

                                                                (EUR MILLION)
Operating Revenues...........................................       144.6
                                                                 -----------
Operating Expenses

   Energy purchased for resale, fuel consumed
     and delivery costs .....................................        70.8
   Operation and maintenance.................................        48.8
   Depreciation and amortization.............................         9.8
   Other ....................................................         0.2
                                                                 -----------
   Total operating expenses..................................       129.6
                                                                 -----------

Operating Income.............................................        15.0
Other Income ................................................        29.5
Interest Income..............................................         0.1
Interest Expense.............................................         1.6
Income Tax Expense ..........................................         -
                                                                 -----------
Net Income ..................................................        42.9
                                                                 ===========


See Notes to Financial Statements

BVAG FINANCIAL STATEMENTS

CONDENSED BALANCE SHEET (UNAUDITED)
-----------------------------------

                                                                (EUR MILLION)
ASSETS

Current Assets
   Cash and cash equivalents.................................         1.5
   Accounts receivable.......................................       114.8
   Inventories - at average cost ............................         4.0
   Prepayments ..............................................         0.5
   Other current assets .....................................        13.6
                                                                 -----------
      Total current assets...................................       134.2
                                                                 -----------

Other investments ...........................................        26.4
                                                                 -----------

Property, plant and equipment - net..........................       137.8
Deferred debits and other assets ............................         2.5
                                                                 -----------

         Total ..............................................       301.0
                                                                 ===========

LIABILITIES AND CAPITALIZATION

Current Liabilities
   Long-term debt due currently .............................         -
   Short-term loans on accounts receivable ..................        85.9
   Accounts payable..........................................        10.1
   Taxes accrued.............................................         3.7
   Other current liabilities.................................        19.0
                                                                 -----------
      Total current liabilities..............................       118.7
                                                                 -----------
Provision for unfavorable contracts .........................         1.7
Other deferred credits and noncurrent liabilities ...........        22.7
Long-term debt, less amounts due currently ..................         1.0
Shareholder's equity ........................................       157.0
                                                                 -----------

         Total ..............................................       301.0
                                                                 ===========


See Notes to Financial Statements


The Unaudited Balance Sheet as at June 30, 2002 and Unaudited Statement of Income for the six months ended June 30, 2002 of BVAG have been prepared on the same basis as the audited financial statements of BVAG as at and for the year ended December 31, 2001. Certain information and footnote disclosures normally included in audited annual financial statements have been omitted.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TXU EUROPE LIMITED


                                         By: /s/ Henry Davies
                                             ----------------
                                             Name:  Henry Davies
                                             Title: Principal Accounting Officer


Date:  November 6, 2002